                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): July 7, 1999

                                 ODETICS, INC.
              (Exact Name of Registrant as Specified in Charter)

               Delaware                    000-10605                     95-2588496
               --------                    ---------                     ----------
      (State or Other Jurisdiction  (Commission File Number)  (IRS Employer Identification No.)
           of Incorporation)


           1515 South Manchester Avenue, Anaheim, California  92802
           --------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)

      Registrant's telephone number, including area code:  (714) 774-5000

                                Not Applicable
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed since Last Report)
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Item 5.      Other Events

        On July 7, 1999, Odetics, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.      Exhibits

        (a)  Not Applicable.

        (b)  Not Applicable.

        (c)  Exhibits

             99.1  Press Release dated July 7, 1999 of Odetics, Inc.
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                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 7, 1999
                              ODETICS, INC.,
                              a Delaware corporation


                              By:    /s/ GREGORY A. MINER
                                 ---------------------------------
                                   Gregory A. Miner
                                   Vice President, Chief Operating
                                   Officer and Chief Financial Officer
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                               Index to Exhibits


Exhibit
Number                          Exhibit
------                          -------

99.1     Press Release of Odetics, Inc. dated July 7, 1999.